UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam PanAgora Risk Parity Fund

Semiannual report
2 | 28 | 21

Putnam PanAgora funds pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

FUND SYMBOL
CLASS A
PPRPX

Putnam PanAgora
Risk Parity
Fund

Semiannual report
2 | 28 | 21

Message from the Trustees	1
Interview with your fund’s portfolio managers	3
Your fund’s performance	7
Your fund’s expenses	10
Consider these risks before investing	12
Terms and definitions	13
Consolidated financial statements	16

Message from the Trustees

April 7, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI (ND), 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

Source: Bloomberg Index Services Limited.

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/21. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

* Source: Bloomberg Index Services Limited.

2 PanAgora Risk Parity Fund

Please describe the global investing environment for the reporting period.

Global equity markets made a remarkable comeback, recouping losses sustained during the pandemic-driven downturn in early 2020. During the six-month reporting period, the global economic recovery was bolstered by promising vaccine-development news and U.S. election results. The removal of political uncertainty in the United States renewed demand for equities, and stock markets rallied strongly in November 2020. Equity investors also were encouraged by a U.K.–European trade deal in late 2020, which solidified the United Kingdom’s exit from the European Union [EU]. Similarly, after seven years of talks, the EU and China agreed to an investment treaty that resulted in mutually improved access to select markets.

Sentiment continued to improve in 2021 when the Biden administration announced an increase in the supply of Covid-19 vaccinations, and investors saw progress toward ending the pandemic. Across the Atlantic, Eurostat, the EU’s statistics office, confirmed that consumer prices across 19 EU-member countries had risen 0.90% year-over-year in January 2021. This brought inflation back to the eurozone for the first time in months. An increase in the prices of commodities, such as copper and aluminum,

PanAgora Risk Parity Fund 3

The table shows the fund’s total exposures as a percentage of the fund’s net assets as of 2/28/21. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

also aided certain emerging-market countries, including Argentina and the world’s leading exporter of copper, Chile.

Within the United States, small-cap equities largely outperformed the broader stock market. The Russell 2000 Index posted a return of 41.69% compared with 9.74% for the S&P 500 Index for the period. Emerging markets also reported gains, with the MSCI Emerging Markets Index [ND] returning 22.32% for the period. International developed-market equities also posted a solid increase, with the MSCI World ex-U.S. Index [ND] returning 14.23% for the period.

Investor demand for safe-haven assets persisted toward the end of 2020, against concerns over rising global Covid-19 infection rates. As the rollout of Covid-19 vaccines improved, the global economic recovery quickened and triggered inflationary concerns. Bonds began to broadly sell off in January and February 2021. Better-than-expected U.S. economic data, along with plans for more fiscal stimulus, helped push bond yields back up to pre-pandemic levels. The yield on the benchmark 10-year U.S. Treasury note rose 72 basis points to close the period at 1.44%. As prices fell, yields for developed-market government debt also rose. For the period, the FTSE World Government Bond Index ex-U.S. [Hedged] declined 0.80% compared with a decline of 3.43% for the Bloomberg Barclays U.S. Treasury Index. Investment-grade credit fared somewhat better as spreads continued to tighten during the period. For the period, the Bloomberg Barclays U.S. Credit Index reported a loss of 0.47%.

Inflationary concerns and the prospects of an accelerated global economic recovery proved to be a boon for commodities, particularly energy. The price of WTI crude oil rose by more than 45% to $62.40 per barrel at period-end — its highest level since December 2019. Each of the main commodity sectors, with the exception of safe-haven precious metals, posted gains over the six-month period. Commodity prices also were boosted by a weaker U.S. dollar, which depreciated against other major currencies. The more heavily energy-weighted S&P GSCI reported a gain of 28.03%, while the more balanced Bloomberg Commodity Index increased 16.32%, for the period.

How did the fund perform? Could you discuss some detractors and contributors to results?

On an absolute performance basis, Putnam PanAgora Risk Parity Fund posted a return of –1.21%, net of fees. At the main asset-class level,

4 PanAgora Risk Parity Fund

both equities and inflation-protected assets contributed positively to returns. However, this positive contribution was offset by the negative return contribution from nominal fixed income. Within equities, exposure to each of the sub-asset classes contributed positively, with U.S. small-cap equities contributing the most. In terms of inflation-protected assets, commodities were the second biggest contributor to fund performance for the reporting period. For nominal fixed income, U.S. and international government debt detracted the most from fund performance.

On a relative performance basis, the fund underperformed its blended benchmark by 3.51%. This benchmark, which comprises 35% the MSCI ACWI (ND), 50% the Bloomberg Barclays U.S. Long Treasury Index, and 15% the S&P GSCI, posted a return of 2.40% for the period. The fund’s risk-balanced allocation to fixed income lagged the fixed-income component of the blended benchmark. This was largely due to the fund’s negative return contribution from international government debt, which is not represented in the blended benchmark. The fund’s risk-balanced exposure to commodities also underperformed relative to the more heavily energy-weighted S&P GSCI component of the blended benchmark. Lastly, the fund’s risk-balanced exposure to equities outperformed relative to the capitalization-weighted equity exposure of the blended benchmark.

How did the fund use derivatives in the period?

We used futures to gain exposure to equities, fixed-income securities, and commodities.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the coun-terparty risks. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

PanAgora Risk Parity Fund 5

What is your outlook and portfolio strategy for the coming months?

Putnam PanAgora Risk Parity Fund seeks to generate stable wealth creation over time. We use a systematic multi-asset investing approach that combines strategic asset allocation and tactical portfolio management. As always, the fund is systematically rebalanced by the investment team at the beginning of each month. As of March 2021, the fund transitioned from being closely aligned with the equity strategic [long-term] risk target to a slight overweight position to equities. The fund continued to have an overweight position to inflation-protected assets and decreased its risk underweight position to nominal fixed income. As the markets evolve, the investment team will continue to monitor and manage the fund through systematic portfolio rebalancing, targeting constant volatility, dynamic risk allocation, and risk diversification.

Thank you, Edward and Bryan, for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this article represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management, Inc. (PanAgora) does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. This material is directed exclusively at investment professionals. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

6 PanAgora Risk Parity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/21

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Class A (9/20/17)
Before sales charge	21.00%	5.70%	20.87%	6.52%	6.07%	–1.21%
After sales charge	14.04	3.89	13.92	4.44	–0.03	–6.89
Class B (9/20/17)
Before CDSC	17.99	4.93	18.22	5.74	5.27	–1.51
After CDSC	15.08	4.17	15.28	4.85	0.29	–6.16
Class C (9/20/17)
Before CDSC	18.00	4.93	18.23	5.74	5.27	–1.51
After CDSC	18.00	4.93	18.23	5.74	4.28	–2.44
Class R (9/20/17)
Net asset value	20.05	5.45	20.04	6.28	5.87	–1.31
Class R6 (9/20/17)
Net asset value	22.04	5.96	21.79	6.79	6.38	–1.01
Class Y (9/20/17)
Net asset value	22.05	5.96	21.79	6.79	6.37	–1.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

PanAgora Risk Parity Fund 7

Comparative index returns For periods ended 2/28/21

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Putnam
PanAgora Risk
Parity Blended	30.62%	8.07%	28.35%	8.68%	9.81%	2.40%
Benchmark*
Lipper Alternative
Global Macro
Funds category	15.67	4.16	13.02	4.04	10.40	6.36
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI (ND), 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

Source: Bloomberg Index Services Limited.

† Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 2/28/21, there were 208, 203, 193, and 193 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/21

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		—		—	—	—	—	—
Capital gains
Long-term gains		$0.436		$0.436	$0.436	$0.436	$0.436	$0.436
Short-term gains		0.164		0.164	0.164	0.164	0.164	0.164
Total		$0.600		$0.600	$0.600	$0.600	$0.600	$0.600
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
8/31/20	$10.49		$11.13	$10.41	$10.40	$10.47	$10.51	$10.51
2/28/21	9.80		10.40	9.69	9.68	9.77	9.84	9.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 PanAgora Risk Parity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Class A (9/20/17)
Before sales charge	21.62%	5.70%	20.28%	6.35%	13.71%	0.54%
After sales charge	14.62	3.94	13.36	4.27	7.17	–5.24
Class B (9/20/17)
Before CDSC	18.48	4.92	17.52	5.53	12.89	0.15
After CDSC	15.56	4.18	14.60	4.65	7.89	–4.59
Class C (9/20/17)
Before CDSC	18.49	4.92	17.53	5.53	12.78	0.15
After CDSC	18.49	4.92	17.53	5.53	11.78	–0.80
Class R (9/20/17)
Net asset value	20.54	5.43	19.33	6.07	13.27	0.34
Class R6 (9/20/17)
Net asset value	22.54	5.92	20.94	6.54	13.79	0.64
Class Y (9/20/17)
Net asset value	22.67	5.95	21.07	6.58	13.90	0.64

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

PanAgora Risk Parity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/20*†	1.31%	2.06%	2.06%	1.56%	1.07%	1.06%
Total annual operating expenses for the
fiscal year ended 8/31/20†	1.63%	2.38%	2.38%	1.88%	1.39%	1.38%
Annualized expense ratio for the
six-month period ended 2/28/21‡	1.33%	2.08%	2.08%	1.58%	1.10%	1.08%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the consolidated financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.07%, which is not included in the consolidated financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/21.

† Includes management fee payable to Putnam Investment Management, LLC (“Putnam Management”) by the fund’s wholly-owned subsidiary. The management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

‡ Includes interest expense of 0.10%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.56	$10.24	$10.24	$7.78	$5.43	$5.33
Ending value (after expenses)	$987.90	$984.90	$984.90	$986.90	$989.90	$989.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 PanAgora Risk Parity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.66	$10.39	$10.39	$7.90	$5.51	$5.41
Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,016.96	$1,019.34	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

PanAgora Risk Parity Fund 11

Consider these risks before investing

There can be no assurance that a “risk parity” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The fund’s allocation of assets may hurt performance, and efforts to diversify risk through the use of leverage may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. The value of inflation-protected securities generally declines during periods of rising real interest rates, and, when real interest rates rise faster than nominal interest rates, inflation-indexed bonds to which the fund is exposed may experience greater losses than other fixed income securities with similar durations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations. Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers and involves more risk than a fund that invests more broadly. By investing in open-end or closed-end investment companies and ETFs, the fund is indirectly exposed to the risks associated with direct ownership of the securities held by those investment companies or ETFs. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 PanAgora Risk Parity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. Credit Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government-related bonds.

Bloomberg Barclays U.S. Long Treasury Index is an unmanaged index of all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are investment-grade rated, and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Treasury Index is an unmanaged index of U.S.-dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg Commodity Index is a broadly diversified index that measures the prices of commodities.

FTSE World Government Bond Index ex-U.S. (Hedged) is an unmanaged index that represents the world bond market, excluding the United States.

PanAgora Risk Parity Fund 13

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed measure equity market performance in the global developed and emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World ex-U.S. Index (ND) is an unmanaged index of equity securities from developed countries, excluding the United States. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI Index (ND), 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

Russell 2000 Index is an unmanaged index comprised of approximately 2,000 of the smallest companies in the Russell 3000 Index as measured by their market capitalization.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 PanAgora Risk Parity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

PanAgora Risk Parity Fund 15

Consolidated financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s consolidated financial statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Consolidated financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 PanAgora Risk Parity Fund

The fund’s consolidated portfolio 2/28/21 (Unaudited)

	Principal amount/
SHORT-TERM INVESTMENTS (96.9%)*		shares	Value
State Street Institutional Treasury Plus Money Market Fund,
Investor Class, 0.01%	Shares	15,280,766	$15,280,766
State Street Institutional U.S. Government Money Market Fund,
Investor Class 0.01% ΩΩ	Shares	2,128,289	2,128,289
U.S. Treasury Bills, 0.08%, 3/18/21 #ΩΩ		$24,900,000	24,899,676
Total short-term investments (cost $42,308,114)			$42,308,731

TOTAL INVESTMENTS
Total investments (cost $42,308,114)			$42,308,731

Notes to the fund’s consolidated portfolio

Unless noted otherwise, the notes to the fund’s consolidated portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the consolidated portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $43,665,666.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $2,928,971 and is included in Investments in securities on the Consolidated statement of assets and liabilities (Notes 1 and 8).

ΩΩ A portion of this holding is held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary, valued at $4,528,258.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

FUTURES CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange index (Long)	6	$942,933	$942,355	Mar-21	$(39,518)
Australian Government Treasury
Bond 10 yr (Long)	117	12,339,897	12,339,893	Mar-21	(873,441)
Bloomberg Commodity
Index (Long) ##	1,135	9,679,030	9,692,900	Mar-21	1,045,825
Canadian Government Bond
10 yr (Long)	78	8,567,374	8,567,374	Jun-21	(167,419)
DAX Index (Long)	2	831,692	830,046	Mar-21	8,124
Euro-Bobl 5 yr (Long)	48	7,772,692	7,772,696	Mar-21	(54,072)
Euro-BTP Italian Government
Bond (Long)	17	3,072,600	3,072,602	Mar-21	(28,507)
Euro-Bund 10 yr (Long)	19	3,975,100	3,975,102	Mar-21	(87,941)
Euro-Buxl 30 yr (Long)	7	1,772,108	1,772,109	Mar-21	(113,111)
FTSE 100 Index (Long)	16	1,445,234	1,435,442	Mar-21	(20,017)
Hang Seng Index (Long)	6	1,120,882	1,120,061	Mar-21	(73,084)
IBEX 35 Index (Long)	7	694,671	692,256	Mar-21	7,976
Japanese Government Bond
10 yr (Long)	24	33,912,285	33,912,285	Mar-21	(310,404)

PanAgora Risk Parity Fund 17

FUTURES CONTRACTS OUTSTANDING at 2/28/21 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI Emerging Markets Index (Long)	45	$3,013,333	$3,010,725	Mar-21	$170,608
OMXS 30 Index (Long)	27	642,682	641,114	Mar-21	(4,555)
Russell 2000 Index E-Mini (Long)	27	2,971,419	2,968,920	Mar-21	242,285
S&P 500 Index E-Mini (Long)	31	5,907,283	5,904,260	Mar-21	144,756
S&P/TSX 60 Index (Long)	10	1,686,970	1,684,426	Mar-21	42,237
SPI 200 Index (Long)	10	1,283,687	1,275,171	Mar-21	(3,119)
Tokyo Price Index (Long)	6	1,049,481	1,055,678	Mar-21	42,859
U.K. Gilt 10 yr (Long)	48	8,544,440	8,544,440	Jun-21	(89,367)
U.S. Treasury Bond 30 yr (Long)	48	7,642,500	7,642,500	Jun-21	(69,923)
U.S. Treasury Note 2 yr (Long)	120	26,491,875	26,491,875	Jun-21	(23,417)
U.S. Treasury Note 5 yr (Long)	123	15,248,156	15,248,156	Jun-21	(124,423)
U.S. Treasury Note 10 yr (Long)	109	14,466,344	14,466,344	Jun-21	(172,533)
Unrealized appreciation					1,704,670
Unrealized (depreciation)					(2,254,851)
Total					$(550,181)

## Held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Short-term investments	$17,409,055	$24,899,676	$—
Totals by level	$17,409,055	$24,899,676	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(550,181)	$—	$—
Totals by level	$(550,181)	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

18 PanAgora Risk Parity Fund

Consolidated statement of assets and liabilities 2/28/21 (Unaudited)

ASSETS
Investments in securities, at value, (Notes 1 and 8):
Unaffiliated issuers (identified cost $42,308,114)	$42,308,731
Interest and other receivable	596
Receivable for shares of the fund sold	28,226
Receivable for variation margin on futures contracts (Note 1)	1,691,040
Deposits with Broker	1,894,940
Prepaid assets	35,770
Total assets	45,959,303

LIABILITIES
Payable for compensation of Manager (Note 2)	1,848
Payable for custodian fees (Note 2)	5,869
Payable for investor servicing fees (Note 2)	2,944
Payable for Trustee compensation and expenses (Note 2)	730
Payable for administrative services (Note 2)	126
Payable for distribution fees (Note 2)	7,031
Payable for variation margin on futures contracts (Note 1)	2,236,760
Other accrued expenses	38,329
Total liabilities	2,293,637

Net assets	$43,665,666

REPRESENTED BY
Paid-in-capital (Unlimited shares authorized (Notes 1 and 4)	$44,170,515
Total distributable earnings (Note 1)	(504,849)
Total — Representing net assets applicable to capital shares outstanding	$43,665,666

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($16,027,209 divided by 1,634,967 shares)	$9.80
Offering price per class A share (100/94.25 of $9.80)*	$10.40
Net asset value and offering price per class B share ($18,853 divided by 1,946 shares)**	$9.69
Net asset value and offering price per class C share ($42,689 divided by 4,410 shares)**	$9.68
Net asset value, offering price and redemption price per class R share
($12,005 divided by 1,229 shares)	$9.77
Net asset value, offering price and redemption price per class R6 share
($10,320,401 divided by 1,049,303 shares)	$9.84
Net asset value, offering price and redemption price per class Y share
($17,244,509 divided by 1,752,357 shares)	$9.84

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Risk Parity Fund 19

Consolidated statement of operations Six months ended 2/28/21 (Unaudited)

INVESTMENT INCOME
Interest	$11,809
Total investment income	11,809

EXPENSES
Compensation of Manager (Note 2)	162,216
Investor servicing fees (Note 2)	8,271
Custodian fees (Note 2)	4,034
Trustee compensation and expenses (Note 2)	897
Distribution fees (Note 2)	20,932
Administrative services (Note 2)	747
Interest expense	20,588
Blue sky expense	41,446
Reports to shareholders	5,925
Auditing and tax fees	32,061
Other	9,700
Fees waived and reimbursed by Manager (Note 2)	(51,345)
Total expenses	255,472
Expense reduction (Note 2)	(671)
Net expenses	254,801

Net investment loss	(242,992)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	783
Futures contracts (Note 1)	3,006,472
Total net realized gain	3,007,255
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(283)
Assets and liabilities in foreign currencies	(9,802)
Futures contracts	(3,384,352)
Total change in net unrealized depreciation	(3,394,437)

Net loss on investments	(387,182)

Net decrease in net assets resulting from operations	$(630,174)

The accompanying notes are an integral part of these consolidated financial statements.

20 PanAgora Risk Parity Fund

Consolidated statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/21*	Year ended 8/31/20
Operations
Net investment loss	$(242,992)	$(30,358)
Net realized gain on investments
and foreign currency transactions	3,007,255	818,392
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(3,394,437)	1,996,849
Net increase (decrease) in net assets
resulting operations	(630,174)	2,784,883
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(352,876)
Class B	—	(406)
Class C	—	(539)
Class R	—	(462)
Class R6	—	(289,698)
Class Y	—	(1,003,581)
Net realized short-term gain on investments
Class A	(253,385)	(366,914)
Class B	(302)	(506)
Class C	(686)	(674)
Class R	(191)	(509)
Class R6	(151,834)	(285,827)
Class Y	(262,227)	(990,253)
From net realized long-term gain on investments
Class A	(673,637)	(357,705)
Class B	(802)	(493)
Class C	(1,825)	(657)
Class R	(507)	(496)
Class R6	(403,656)	(278,939)
Class Y	(697,141)	(965,395)
Increase from capital share transactions (Note 4)	5,767,916	6,840,441
Total increase in net assets	2,691,549	4,729,394

NET ASSETS
Beginning of year	40,974,117	36,244,723
End of year	$43,665,666	$40,974,117

*Unaudited.

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Risk Parity Fund 21

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
February 28, 2021**	$10.49	(.07)	(.02)	(.09)	—	(.60)	(.60)	$9.80	(1.21)*	$16,027	.66*f	(.63)*	—*
August 31, 2020	11.26	(.03)	.73	.70	(.48)	(.99)	(1.47)	10.49	7.19	16,226	1.24	(.31)	—
August 31, 2019	10.00	.10	1.23	1.33	(.07)	—	(.07)	11.26	13.45	8,010	1.24	.99	—
August 31, 2018†	10.00	.01	.06	.07	—	(.07)	(.07)	10.00	.71*	7,053	1.18*	.08*	—
Class B
February 28, 2021**	$10.41	(.11)	(.01)	(.12)	—	(.60)	(.60)	$9.69	(1.51)*	$19	1.03*f	(1.00)*	—*
August 31, 2020	11.18	(.10)	.72	.62	(.40)	(.99)	(1.39)	10.41	6.39	12	1.99	(.98)	—
August 31, 2019	9.93	.02	1.23	1.25	—	—	—	11.18	12.59	11	1.99	.24	—
August 31, 2018†	10.00	(.06)	.06	—[e]	—	(.07)	(.07)	9.93	.01*	10	1.89*	(.63)*	—
Class C
February 28, 2021**	$10.40	(.11)	(.01)	(.12)	—	(.60)	(.60)	$9.68	(1.51)*	$43	1.03*f	(1.01)*	—*
August 31, 2020	11.17	(.10)	.72	.62	(.40)	(.99)	(1.39)	10.40	6.40	18	1.99	(1.00)	—
August 31, 2019	9.93	.03	1.22	1.25	(.01)	—	(.01)	11.17	12.60	15	1.99	.24	—
August 31, 2018†	10.00	(.06)	.06	—[e]	—	(.07)	(.07)	9.93	.01*	13	1.89*	(.60)*	—
Class R
February 28, 2021**	$10.47	(.08)	(.02)	(.10)	—	(.60)	(.60)	$9.77	(1.31)*	$12	.78*f	(.76)*	—*
August 31, 2020	11.23	(.05)	.74	.69	(.46)	(.99)	(1.45)	10.47	7.02	12	1.49	(.49)	—
August 31, 2019	9.98	.08	1.22	1.30	(.05)	—	(.05)	11.23	13.09	11	1.49	.74	—
August 31, 2018†	10.00	(.01)	.06	.05	—	(.07)	(.07)	9.98	.51*	10	1.42*	(.15)*	—
Class R6
February 28, 2021**	$10.51	(.05)	(.02)	(.07)	—	(.60)	(.60)	$9.84	(1.01)*	$10,320	.54*f	(.52)*	—*
August 31, 2020	11.28	—[e]	.73	.73	(.51)	(.99)	(1.50)	10.51	7.43	9,108	1.00	(.05)	—
August 31, 2019	10.03	.12	1.22	1.34	(.09)	—	(.09)	11.28	13.61	6,197	1.00	1.22	—
August 31, 2018†	10.00	.04	.06	.10	—	(.07)	(.07)	10.03	1.01*	4,817	.95*	.43*	—
Class Y
February 28, 2021**	$10.51	(.05)	(.02)	(.07)	—	(.60)	(.60)	$9.84	(1.01)*	$17,245	.54*f	(.51)*	—*
August 31, 2020	11.28	.01	.72	.73	(.51)	(.99)	(1.50)	10.51	7.44	15,598.99		.08	—
August 31, 2019	10.03	.13	1.21	1.34	(.09)	—	(.09)	11.28	13.61	21,989.99		1.24	—
August 31, 2018†	10.00	.03	.07	.10	—	(.07)	(.07)	10.03	1.01*	19,020	.94*	.32*	—

* Not annualized.

** Unaudited.

† For the period September 20, 2017 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2021	0.12%
August 31, 2020	0.32
August 31, 2019	0.47
August 31, 2018	1.27

e Amount represents less than $0.01 per share.

f Includes interest expense, which amounted to 0.05% as a percentage of average net assets for each class.

The accompanying notes are an integral part of these consolidated financial statements.

22 PanAgora Risk Parity Fund	PanAgora Risk Parity Fund 23

Notes to consolidated financial statements 2/28/21 (unaudited)

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through February 28, 2021.

Putnam PanAgora Risk Parity Fund (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund has adopted non-fundamental investment restrictions requiring the fund to be managed as a “diversified” investment company.  The goal of the fund is to seek total return, which is composed of capital appreciation and income. The fund pursues an investment strategy designed to generate returns from investing in a combination of asset classes with diversified risk characteristics. The fund strategically allocates its investments among equities, fixed-income instruments and commodities in an effort to participate in periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

In allocating the fund’s assets among the different asset classes, PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund, employs a proprietary “risk parity” approach, which relies on quantitative models and information and data inputs to those models to seek to diversify the fund’s portfolio risks across and within asset classes. When allocating investments across asset classes, the fund generally allocates a greater portion of its assets to asset classes PanAgora views as having lower risk, such as developed market bonds, than to asset classes PanAgora views as having higher risk, such as global equities. In its “neutral” position, the fund’s assets are generally strategically allocated among the different asset classes so that the anticipated contribution of each asset class to the overall risk of the fund will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, PanAgora may seek different risk contributions from time to time, including in response to market conditions. When allocating investments within each asset class, PanAgora’s risk parity approach seeks to diversify the fund’s risk exposures across a variety of factors, including industry sectors, geographies, companies and commodity types.

The fund will gain exposure to different areas of risk either through direct investment or through derivative instruments, primarily including forwards, futures, and swaps, but which may also include, but are not limited to, options. The fund may invest without limit in equity securities, including, but not limited to, global developed markets large-cap equities, emerging markets equities, and U.S. small and mid-cap equities. The fund may additionally invest in fixed-income securities of any credit quality, duration or maturity (including, but not limited to, U.S. and non-U.S. sovereign bonds, global inflation-linked government bonds (including Treasury Inflation Protected Securities), and investment-grade corporate bonds), commodities (including through, but not limited to, commodity-linked notes and commodity-related derivative instruments (primarily commodity futures and swaps on commodity futures)), exchange-traded funds (“ETFs”), exchange-traded notes, and emerging markets and other currencies (including through cash bonds and currency forwards). These asset classes offer different return potential and exposure to different investment risks.

While the fund normally does not engage in borrowing, the fund typically uses derivatives to a significant extent and may take “short” derivatives positions.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary Putnam PanAgora Risk Parity, Ltd. (the “subsidiary”), which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. Generally, the subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

24 PanAgora Risk Parity Fund

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

PanAgora Risk Parity Fund 25

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to provide exposure to equity securities, fixed-income securities and commodities.

26 PanAgora Risk Parity Fund

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract and any initial margin requirements. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s consolidated portfolio.

At close of the reporting period, the fund has deposited cash valued at $1,894,940 in a segregated account to cover margin requirements on open futures contracts.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying consolidated financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

PanAgora Risk Parity Fund 27

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $45,155,691, resulting in gross unrealized appreciation and depreciation of $617 and $3,397,758, respectively, or net unrealized depreciation of $3,397,141.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

0.750%	of the first $1 billion,	0.730%	of the next $2 billion and
0.740%	of the next $2 billion,	0.720%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the Fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.372% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $51,345 as a result of this limit.

PanAgora, an affiliate of Putnam Management, is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at the following annual rates of the average net assets of the portion of the fund managed by PanAgora:

0.350%	of the first $250 million,	0.330%	of the next $250 million and
0.340%	of the next $500 million,	0.300%	of any excess thereafter

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

28 PanAgora Risk Parity Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,860	Class R6	2,517
Class B	3	Class Y	2,883
Class C	6	Total	$8,271
Class R	2

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $671 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $31, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$20,653
Class B	1.00%	1.00%	75
Class C	1.00%	1.00%	173
Class R	1.00%	0.50%	31
Total			$20,932

PanAgora Risk Parity Fund 29

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2 from the sale of class A shares, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5,110	$54,161	740,276	$7,282,442
Shares issued in connection with
reinvestment of distributions	88,795	927,021	109,948	1,077,495
	93,905	981,182	850,224	8,359,937
Shares repurchased	(5,927)	(62,873)	(14,834)	(143,787)
Net increase	87,978	$918,309	835,390	$8,216,150

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	688	$7,520	—	$—
Shares issued in connection with
reinvestment of distributions	107	1,103	144	1,405
	795	8,623	144	1,405
Shares repurchased	—	—	—	—
Net increase	795	$8,623	144	$1,405

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	2,448	$25,500	254	$2,500
Shares issued in connection with
reinvestment of distributions	243	2,511	191	1,870
	2,691	28,011	445	4,370
Shares repurchased	(19)	(199)	(47)	(463)
Net increase	2,672	$27,812	398	$3,907

30 PanAgora Risk Parity Fund

			YEAR ENDED 8/31/20*
Class M			Shares	Amount
Shares sold			—	$—
Shares issued in connection with reinvestment of distributions			—	—
			—	—
Shares repurchased			(1,009)	(11,314)
Net decrease			(1,009)	$(11,314)

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	67	697	150	1,467
	67	697	150	1,467
Shares repurchased	—	—	—	—
Net increase	67	$697	150	$1,467

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	164,408	$1,743,702	328,940	$3,316,224
Shares issued in connection with
reinvestment of distributions	53,055	555,490	87,101	854,463
	217,463	2,299,192	416,041	4,170,687
Shares repurchased	(34,401)	(365,758)	(99,205)	(972,734)
Net increase	183,062	$1,933,434	316,836	$3,197,953

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	181,916	$1,967,968	63,130	$652,872
Shares issued in connection with
reinvestment of distributions	91,543	959,368	278,102	2,728,180
	273,459	2,927,336	341,232	3,381,052
Shares repurchased	(4,564)	(48,295)	(806,837)	(7,950,179)
Net increase (decrease)	268,895	$2,879,041	(465,605)	$(4,569,127)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, two shareholders of record owned 33.2% and 21.4%, respectively, of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,612,216	98.6%	$15,799,717
Class B	1,218	62.6	11,802
Class C	1,219	27.6	11,800
Class R	1,229	100.0	12,005

PanAgora Risk Parity Fund 31

Note 5: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments. As of the reporting period, the fund’s investment in its subsidiary totaled $4,297,500 which represented 9.8% of the fund’s net assets.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not	Consolidated		Consolidated
accounted for as	statement of		statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$658,845*	Unrealized depreciation	$140,293*
Payables, Net assets —
Interest rate contracts	Receivables	—	Unrealized depreciation	2,114,558*
Receivables, Net
assets — Unrealized
Commodity contracts	appreciation	1,045,825*	Payables	—
Total		$1,704,670		$2,254,851

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s consolidated portfolio. Only initial and current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

32 PanAgora Risk Parity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(2,969,081)	$(2,969,081)
Interest rate contracts	4,579,069	$4,579,069
Commodity contracts	1,396,484	$1,396,484
Total	$3,006,472	$3,006,472

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(1,230,761)	$(1,230,761)
Interest rate contracts	(2,137,902)	$(2,137,902)
Commodity contracts	(15,689)	$(15,689)
Total	$(3,384,352)	$(3,384,352)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Consolidated statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Futures contracts	$1,691,040	$1,691,040
Total Assets	$1,691,040	$1,691,040
Liabilities:
Futures contracts	2,236,760	2,236,760
Total Liabilities	$2,236,760	$2,236,760
Total Financial and Derivative Net Assets	$(545,720)	$(545,720)
Total collateral received (pledged)†##	$(545,720)
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(4,823,911)	$(4,823,911)

**Included with Investments in securities and/or Deposits with broker on the Consolidated statement of assets and liabilities. With respect to future contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

PanAgora Risk Parity Fund 33

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

34 PanAgora Risk Parity Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2060 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2055 Fund
Putnam Retirement Advantage 2050 Fund
Asset Allocation	Putnam Retirement Advantage 2045 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2040 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

PanAgora Risk Parity Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 PanAgora Risk Parity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
PanAgora Asset Management, Inc.	Paul L. Joskow	and Compliance Liaison
One International Place, 24th Floor	George Putnam, III
Boston, MA 02110	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam PanAgora Risk Parity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021